UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2021
_____________________________________________________________________________
Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________________________

Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.
On January 13, 2021, Veeva Systems Inc. (“Veeva”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, Veeva’s stockholders voted on two proposals, each of which is described in more detail in the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 3, 2020 (the “Special Meeting Proxy Statement”).
Only stockholders of record as of the close of business on November 27, 2020, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 136,371,279 shares of Veeva’s Class A common stock and 15,094,151 shares of Veeva’s Class B common stock were outstanding and entitled to vote at the Special Meeting. In deciding all matters at the Special Meeting, each holder of Class A common stock of Veeva was entitled to one vote for each share of Class A common stock held as of the close of business on the record date, and each holder of Class B common stock of Veeva was entitled to ten votes for each share of Class B common stock held as of the close of business on the record date. The Class A common stock and Class B common stock voted as a single class on all matters.
The matters voted on at the Special Meeting and the voting results with respect to each such matter are set forth below.
Proposal 1: Stockholders approved the amendment of Veeva's restated certificate of incorporation to become a public benefit corporation based on the following results of voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
255,688,843	2,838,402	54,862	0

Proposal 2: Stockholders approved the amendment of Veeva's restated certificate of incorporation to eliminate the classified structure of Veeva's board of directors based on the following results of voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
258,168,109	312,997	101,001	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated:	January 14, 2021